UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K
________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 8, 2014
Date of Report (Date of earliest event reported)
  ________

NewStar Financial, Inc.
(Exact name of registrant as specified in its charter)
________

Delaware (State or other jurisdiction of incorporation)	001-33211 (Commission File Number)	54-2157878 (IRS Employer Identification No.)

500 Boylston Street, Suite 1250, Boston, MA 02116
(Address of principal executive offices) (Zip Code)

(617) 848-2500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement.
On December 8, 2014, the NewStar Business Funding 2012-1 LLC (“NBF”) and NewStar Business Credit, LLC (“NBC”), each a subsidiary of NewStar Financial, Inc. (the “Company”), entered into the Third Amendment to Loan and Security Agreement (the “Amendment”) by and among NBF as the borrower, NBC as the servicer, Wells Fargo Bank, National Association as the administrative agent and lender, Citizens Business Capital, f/k/a RBS Citizens Business Capital, a division of Citizens Asset Finance, Inc., f/k/a RBS Asset Finance, Inc. ("Citizens), as lender, and U.S. Bank National Association as the trustee and certain lenders party thereto.
The Amendment, among other things, (a) increased the commitment amount from $100,000,000 to $110,000,000, (b) extended the maturity date of the credit facility to December 7, 2017, and (c) increased the maximum amount that the revolver may be increased to $300,000,000 upon the request of the borrower and the agreement of the administrative agent and lenders.
The Amendment provides for usual and customary events of default and servicer defaults for asset-backed credit facilities of this nature, including, but not limited to, nonpayment, breach of covenants, misrepresentations and bankruptcy. Upon an occurrence of an event of default, the administrative agent may foreclose upon and accelerate the maturity date of this facility, subject to certain grace and cure periods.
The Company and certain of its subsidiaries have two other credit facilities with Wells Fargo Bank, National Association, including a $275,000,000 credit facility to fund leveraged finance loans and a $75,000,000 credit facility to fund new equipment lease and loan originations.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which has been filed with this Current Report on Form 8-K as Exhibit 10.1.
Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8‑K is incorporated herein by reference.

 Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

10.1
Third Amendment to Loan and Security Agreement dated as of December 8, 2014, by and among NewStar Business Funding 2012-1, LLC, NewStar Business Credit, LLC, Wells Fargo Bank, National Association, Citizens Business Capital, and U.S. Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NEWSTAR FINANCIAL, INC.
Date:    December 10, 2014
    By: /s/ JOHN KIRBY BRAY
John Kirby Bray
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number    Description

10.1
Third Amendment to Loan and Security Agreement dated as of December 8, 2014, by and among NewStar Business Funding 2012-1, LLC, NewStar Business Credit, LLC, Wells Fargo Bank, National Association, Citizens Business Capital, and U.S. Bank National Association.